Accel Entertainment announces the successful closure of its acquisition of Fairmount Holdings, Fairmount Park, Inc. D/b/a FanDuel Sportsbook & Racetrack in Collinsville, Illinois, broadening Accel’s reach into the locals gaming market

The transaction extends Accel’s locals gaming footprint with the purchase of the only active horse racing venue in the greater St. Louis metropolitan area; including an Organization Gaming License to offer casino gaming positions as well as a partnership with FanDuel to participate in sport wagering in the state of Illinois

•Purchasing Fairmount Holdings, Inc. (“Fairmount”), the owner of the FanDuel Sportsbook & Racetrack for 3.45 million ACEL shares (excluding adjustment for net working capital) from co-owners William Stiritz, former CEO of Post Holdings and Ralston Purina, and Robert Vitale, CEO and Chairman of Post Holdings
•Building on Accel’s strong distributed, ‘route-based’ platform with advantaged, single-site locals gaming assets – one of two active horse racing venues in Illinois and the only one in the greater St. Louis/southern Illinois market
•Acquiring, a.) an active racetrack with 55 annual race days, b.) an opportunity to develop a legislatively authorized casino project and, c.) a master sports betting license used in a revenue share agreement with FanDuel
•Supporting the mission of the Illinois Racing Board to enhance the Illinois horse racing industry.
•Implementing capital efficient plans to build Phase I and Phase II casino facilities, improve the quality of horse racing experience for both participants and fans, deliver an enhanced F&B experience, and provide live entertainment.
•Engaged with RRC Gaming Management LLC, including Tony Rodio, former CEO of Caesars Entertainment, and Holly Gagnon, CEO of HGC Gaming Hospitality and former CEO of several casino companies, including the Seneca Gaming Corporation, for casino development and operations
•Transaction is compelling first move in Local Gaming assets – focused on convenience, with lower capex requirements and competitive intensity, and leveraging Accel expertise in player experience, cash logistics, regulatory compliance, and capital allocation

CHICAGO –(BUSINESS WIRE)– Accel Entertainment, Inc. (NYSE: ACEL) and Fairmount Holdings, Inc. today announced the successful closure of their transaction where Accel has acquired the owner of the FanDuel Sportsbook & Racetrack, for total consideration of approximately 3.45 million shares of Accel Class A-1 common stock. The strategic transaction adds a promising single site racetrack and future casino to extend Accel’s convenience gaming expertise to a larger and more concentrated form factor – an adjacency in locals gaming that is complementary to Accel’s steadily growing, route-based footprint.

During the year ended December 31, 2023, Fairmount generated $29 million of revenue and modest Adjusted EBITDA from the site’s existing sportsbook, racetrack and 3 OTB locations. Accel plans to invest $85-95 million to fund Phase I and then Phase II casino construction and modest track investments. Accel’s five-year forecast suggests an Adjusted EBITDA potential of $20 to $25 million and over 75% free cash flow conversion – pointing to a compelling cash flow return on capital. The asset will be the cornerstone in a local gaming platform that builds on Accel’s capabilities and strengths as a leading route-based operator.

“We are excited to close the acquisition of Fairmount and eager to refresh and revitalize an iconic racing and gaming asset. Our plan and timeline are ambitious and achievable, and we look forward to welcoming investors and visitors to our Phase I casino opening in Q2, 2025,” said Andy Rubenstein, Accel co-founder, President, CEO and Director.

Mark, Phelan, Accel’s President of U.S. Gaming added “Over the past few months, our team has been hard at work. We’ve hired a Casino General Manager, received approvals from both the Illinois Gaming Board and Illinois Racing Board and finalized design and development plans for the first phase of the casino.”

Compelling Strategic Rationale

◦Natural Adjacency
–Accel’s organic and tuck-in M&A growth model has been proven over 14 years, scaling route-based gaming in Illinois, Louisiana, Montana, Nevada, Nebraska and Georgia
–Accel has built a deep expertise in player experience, commercial partnerships, regulatory relationships and procurement
–The acquisition of the FanDuel Sportsbook and Racetrack extends route-based capabilities to a convenient single site for locals
–The casino Accel’s developing targets consumer segments adjacent to route-based gaming, owns the relationship with the player and leverages partner expertise in real estate development, food and beverage, and hospitality

◦Attractive Return Profile
–The transaction has two parts – acquisition of Fairmount, the holder of the license and underlying site assets, for approximately 3.45 million shares of Accel Class A-1 common stock, and $85~~-~~95 million of expected casino build out and track investments funded from Accel’s revolver
–Projections of five-year adjusted EBITDA and robust free cash flow conversion point to an attractive return on capital – in-line with existing Accel’s route-based footprint

◦Platform for Future Growth
–This transaction accesses a ‘locals gaming’ total addressable market (“TAM”) estimated by Eilers & Krejcik to be ~$15 billion in size
–Locals gaming assets remain largely unconsolidated, under family or small business ownership and far less often contested by larger gaming players

The transaction has been approved by Accel’s Board of Directors, the Board of Directors and shareholders of Fairmount Holdings. Wells Fargo acted as exclusive financial advisor and Lewis Rice LLC acted as legal counsel to Fairmount Holdings in connection with the transaction.

About Accel
Accel is a leading distributed gaming operator in the United States and a preferred partner for local business owners in the markets it serves. Accel offers turnkey full-service gaming solutions to authorized non-casino locations such as bars, restaurants, convenience stores, truck stops, and fraternal and veteran establishments across the country. Accel installs, maintains, operates and services gaming terminals and related equipment for its location partners as well as redemption devices, stand-alone ATMs and amusement devices, including jukeboxes, dartboards, pool tables, and other entertainment related equipment. Accel also designs and manufactures gaming terminals and related equipment.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this press release are forward-looking statements, including, but not limited to, any statements regarding the proposed acquisition, including statements regarding the anticipated benefits of the acquisition, investment and expansion plans, projected future results and market opportunities, as well as our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA and capital expenditures, our ability to generate returns on capital and improve our trading multiple. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. These forward-looking statements represent our current reasonable expectations, as well as assumptions made by, and information currently available to, Accel regarding Fairmount, the acquisition or its anticipated effects or benefits, and involve known and unknown risks, uncertainties and other factors that may cause our or Fairmount’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: Accel’s ability to integrate Fairmount’s operations with Accel’s own, to complete the casino development on a timely basis and within budget, and to operate the race track and casino businesses successfully; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; unfavorable macroeconomic conditions or decreased discretionary spending due to other factors such as interest rate volatility, persistent inflation, actual or perceived instability in the U.S. and global banking systems, high fuel rates, recessions, epidemics or other public health issues, terrorist activity or threat thereof, civil unrest or other macroeconomic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions, Accel’s ability to integrate, develop and operate FanDuel Sportsbook & Racetrack and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”).

Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31,2023 filed by Accel with the SEC on February 28, 2024 (the "Form 10-K"), as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other press releases or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this press release.

Non-GAAP Financial Information
This press release includes certain financial information not prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), including Adjusted EBITDA, Free Cash Flow, and Net Debt. EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures and are key metrics used to monitor ongoing core operations. Management of Accel believes such non-GAAP financial measures enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitates company-to-company and period-to-period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items, represents certain nonrecurring items that are unrelated to core performance, or excludes non-core operations. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance.

Investors
Mathew Ellis
Chief Financial Officer
Accel Entertainment, Inc.
630-972-2235 ir@accelentertainment.com

Media
Eric Bonach
H/Advisors Abernathy
212-371-5999 eric.bonach@h-advisors.global